Segment disclosures	12 Months Ended
Dec. 31, 2017
Segment disclosures [Abstract]
Segment disclosures
Segment disclosures
The Company’s operations comprise a single reporting segment engaged in the research, development and commercialization of therapeutic drugs. As the operations comprise a single reporting segment, amounts disclosed in the consolidated financial statements represent those of the single reporting unit. In addition, all of the Company’s long-lived assets are located in Canada.
The following geographic information reflects revenue based on customer location.

	2017 $	2016 $
Revenue
United States	300	—
China	118	118
Switzerland	2	—
Canada	—	55
	420	173